CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income for the year	$ 670,249	$ 561,945
Derivative financial instruments:
Reclassified from the cash flow hedge reserve to net income	1,176	1,175
Income tax impact	1,125
Cash flow hedge reserve, net of reclassification	2,301	1,175
Pension benefit obligations:
Remeasurement (loss) gain on pension benefit obligations	(194)	4,533
Income tax impact	230	(1,412)
Equity securities:
Net change in fair value of equity securities	(95,457)	(42,162)
Income tax impact	9,874	4,954
Total other comprehensive income that will not be reclassified to profit or loss, net of tax	(85,547)	(34,087)
Other comprehensive loss for the period	(83,246)	(32,912)
Comprehensive income for the period	$ 587,003	$ 529,033